MML SERIES INVESTMENT FUND
MML International Equity Fund
(the “Fund”)
Supplement dated November 2, 2021 to the
Prospectus dated May 1, 2021 and the
Summary Prospectus dated May 1, 2021
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Important Notice Regarding Change in Investment Policy
The 80% test relating the name of the MML International Equity Fund to its principal investments, as required by Rule 35d-1 under the Investment Company Act, is being changed as described below. This change will take effect no earlier than 60 days from the date of this supplement.
On or about January 1, 2022, the following information will replace similar information found later in this Supplement in the first paragraph under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (beginning on page 47 of the Prospectus):
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies, including companies located in Europe, Latin America, and Asia.
Effective November 1, 2021, Massachusetts Financial Services Company (“MFS”) was added as a subadviser of the Fund.
Effective November 1, 2021, the following information replaces similar information for the Fund found under the headings Annual Fund Operating Expenses and Example in the section titled Fees and Expenses of the Fund (on page 47 of the Prospectus):
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.27%	0.27%
Total Annual Fund Operating Expenses	1.07%	1.32%
Fee Waiver	(0.10%)	(0.10%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	0.97%	1.22%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.10% of its management fees through April 30, 2023. This agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$99	$325	$575	$1,292
Service Class I	$124	$403	$709	$1,577

Effective November 1, 2021, the following information replaces the information for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (beginning on page 47 of the Prospectus):
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of non-U.S. companies located in non-U.S. markets throughout the world, including emerging markets. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, depositary receipts, rights, and warrants of issuers of any size. The Fund may but will not necessarily engage in foreign currency forward contracts to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. The Fund may use futures contracts as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund is managed by two subadvisers, Massachusetts Financial Services Company (“MFS”) and Harris Associates L.P. (“Harris”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser may invest a significant percentage of the Fund’s assets in a single country or sector, a small number of countries or sectors, or a particular geographic region.
In selecting investments for the Fund, MFS is not constrained by any particular investment style. MFS may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the Fund’s assets in securities of companies of any size. MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (“ESG”) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
In selecting investments for the Fund, Harris uses a value investment philosophy. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of intrinsic value. Harris uses this value investment philosophy to identify companies that it believes have discounted stock prices compared to the companies’ intrinsic values. By “intrinsic value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris usually sells a stock when the price approaches its estimated value. This means that Harris sets specific “buy” and “sell” targets for each stock held by the Fund. Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris may from time to time have significant investments in one or more countries or in particular sectors.
Effective November 1, 2021, the following information supplements the information for the Fund found under the heading Principal Risks in the section titled Investments, Risks, and Performance (beginning on page 48 of the Prospectus):
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Effective November 1, 2021, the paragraph labeled “Focused Portfolio Risk” under the heading Principal Risks in the section titled Investments, Risks, and Performance (on page 49 of the Prospectus) is hereby removed.
Effective November 1, 2021, the following information replaces similar information found under the heading Average Annual Total Returns in the section titled Investments, Risks, and Performance (on page 50 of the Prospectus):
Average Annual Total Returns
(for the periods ended December 31, 2020)
		One Year	Five Years	Since Inception (01/07/14)
Class II	MML International Equity Fund	5.37%	7.15%	3.62%
Service Class I	MML International Equity Fund	5.07%	6.88%	3.37%
MSCI EAFE Index (reflects no deduction for fees or expenses)(1)		7.82%	7.45%	4.58%
MSCI World Index ex USA (reflects no deduction for fees or expenses)		7.59%	7.64%	4.46%

(1)
Going forward, the Fund’s performance benchmark index will be the MSCI EAFE Index rather than the MSCI World Index ex USA because the MSCI EAFE Index more closely represents the Fund’s investment strategy.

Effective November 1, 2021, the following information supplements the information for the Fund found under the heading Subadviser(s) in the section titled Management (on page 50 of the Prospectus):
Massachusetts Financial Services Company (“MFS”)
Effective November 1, 2021, the following information supplements the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (on page 50 of the Prospectus):
Filipe Benzinho is an Investment Officer at MFS. He has managed the Fund since November 2021.
Daniel Ling is an Investment Officer at MFS. He has managed the Fund since November 2021.
Effective November 1, 2021, the following information replaces similar information for MFS found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 114 of the Prospectus:
Massachusetts Financial Services Company (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199, manages the investments of the MML Global Fund and MML Growth & Income Fund and a portion of the portfolio of the MML International Equity Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of August 31, 2021, the MFS organization had approximately $685 billion in net assets under management.
MFS was added as a subadviser of the MML International Equity Fund on November 1, 2021.
Effective November 1, 2021, the following information supplements the information for MFS found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 115 of the Prospectus:
Filipe Benzinho
is a portfolio manager of a portion of the MML International Equity Fund. Mr. Benzinho, an Investment Officer of MFS, has been employed in the investment area of MFS since 2009.
Daniel Ling
is a portfolio manager of a portion of the MML International Equity Fund. Mr. Ling, an Investment Officer of MFS, has been employed in the investment area of MFS since 2006.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-21-02
MMLIE-21-01

MML SERIES INVESTMENT FUND
MML Small Company Value Fund
(the “Fund”)
Supplement dated November 2, 2021 to the
Prospectus dated May 1, 2021 and the
Summary Prospectus dated May 1, 2021
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Important Notice Regarding Change in Investment Policy
The 80% test relating the name of the MML Small Company Value Fund to its principal investments, as required by Rule 35d-1 under the Investment Company Act, is being changed as described below. This change will take effect no earlier than 60 days from the date of this supplement.
On or about January 1, 2022, the following information will replace similar information found later in this Supplement in the first paragraph under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (beginning on page 74 of the Prospectus):
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of February 28, 2021, between $44 million and $28.53 billion).
Effective November 1, 2021, American Century Investment Management, Inc (“American Century”) replaced T. Rowe Price Associates, Inc. (“T. Rowe Price”) as the subadviser of the Fund.
Effective November 1, 2021, the following information replaces similar information for the Fund found under the headings Annual Fund Operating Expenses and Example in the section titled Fees and Expenses of the Fund (on page 74 of the Prospectus):
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class II	Service Class I
Management Fees	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	1.06%	1.31%
Fee Waiver	(0.15%)	(0.15%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	0.91%	1.16%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.15% of its management fees through April 30, 2023. This agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$93	$314	$563	$1,273
Service Class I	$118	$393	$696	$1,559
Effective November 1, 2021, the following information replaces the information for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (beginning on page 74 of the Prospectus):
The Fund invests primarily in equity securities that the subadviser, American Century Investment Management, Inc. (“American Century”), believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index (as of February 28, 2021, between $44 million and $28.53 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may invest in real estate investment trusts (“REITs”) and exchange-traded funds. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
American Century employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. In selecting investments for the Fund, American Century seeks to identify stocks of companies that it believes are undervalued at the time of purchase. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the stock’s price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows, and/or assets that may not be accurately reflected in the companies’ stock prices or may be outside the companies’ historical ranges. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. American Century may sell a stock from the Fund if, for example, in its judgment, a stock no longer meets its valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified, or specific events alter a stock’s prospects.
Effective November 1, 2021, the following information supplements the information for the Fund found under the heading Principal Risks in the section titled Investments, Risks, and Performance (beginning on page 75 of the Prospectus):
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. ETFs are subject to special risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Effective November 1, 2021, the following information replaces the information for the Fund found under the heading Subadviser(s) in the section titled Management (on page 77 of the Prospectus):
American Century Investment Management, Inc. (“American Century”)
Ryan Cope, CFA is a Portfolio Manager at American Century. He has managed the Fund since November 2021.
Jeff John, CFA is a Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since November 2021.
Effective November 1, 2021, the following information for the Fund is removed from the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies (on page 91 of the Prospectus):

MML Small Company Value Fund. MML Advisers has agreed to voluntarily waive 0.05% of its management fees. MML Advisers may amend or discontinue this waiver at any time without advance notice.
Effective November 1, 2021, the following information replaces similar information for American Century found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 110 of the Prospectus:
American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111, manages the investments of the MML Mid Cap Value Fund and MML Small Company Value Fund. American Century is a privately held subsidiary of American Century Companies, Inc. As of September 30, 2021, American Century had approximately $236.3 billion in total assets under management.
American Century replaced T. Rowe Price as the subadviser of the MML Small Company Value Fund on November 1, 2021.
Effective November 1, 2021, the following information supplements the information for MFS found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 110 of the Prospectus:
Ryan Cope, CFA
is a portfolio manager of the MML Small Company Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the portfolio. Mr. Cope is a Portfolio Manager for American Century. Mr. Cope joined American Century in 2009, and became a portfolio research analyst in 2010, an investment analyst in 2012, and a portfolio manager in 2020.
Jeff John, CFA
is a portfolio manager of the MML Small Company Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the portfolio. Mr. John is a Vice President and Senior Portfolio Manager for American Century. He joined American Century in 2008 and became a portfolio manager in 2012.
Effective November 1, 2021, the information for T. Rowe Price referencing the MML Small Company Value Fund found on pages 116 and 117 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds is hereby removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-21-03
MMLSCV-21-01

MML SERIES INESTMENT FUND
MML International Equity Fund
MML Small Company Value Fund
Supplement dated November 2, 2021 to the
Statement of Additional Information dated May 1, 2021
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective November 1, 2021, Massachusetts Financial Services Company (“MFS”) was added as a subadviser of the MML International Equity Fund.
Effective November 1, 2021, American Century Investment Management, Inc (“American Century”) replaced T. Rowe Price Associates, Inc. (“T. Rowe Price”) as the subadviser of the MML Small Company Value Fund.
Effective November 1, 2021, the following information replaces the third paragraph of the section titled General Information on page B-3:
MML Investment Advisers, LLC (“MML Advisers”) is responsible for providing investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements and administrative services agreements. MML Advisers has entered into investment subadvisory agreements pursuant to which AllianceBernstein L.P. (“AllianceBernstein”) manages the investment of the assets of MML Small/Mid Cap Value; American Century Investment Management, Inc. (“American Century”) manages the investment of the assets of MML Mid Cap Value and MML Small Company Value; Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) manages the investment of the assets of MML Income & Growth; Boston Partners Global Investors, Inc. (“Boston Partners”) manages the investment of the assets of MML Fundamental Value; Gateway Investment Advisers, LLC (“Gateway”) manages the investment of the assets of MML Managed Volatility; Harris Associates L.P. (“Harris”) manages a portion of MML International Equity; Invesco Advisers, Inc. (“Invesco”) manages the investment of the assets of MML Fundamental Equity; Loomis, Sayles & Company, L.P. (“Loomis Sayles”) manages the investment of the assets of MML Large Cap Growth; Massachusetts Financial Services Company (“MFS”) manages the investment of the assets of MML Global and MML Growth & Income and a portion of MML International Equity; Metropolitan West Asset Management, LLC (“MetWest”) manages the investment of the assets of MML Total Return Bond; Northern Trust Investments, Inc. (“NTI”) manages the investment of the assets of MML Equity Index; Thompson, Siegel & Walmsley LLC (“TSW”) manages the investment of the assets of MML Foreign; T. Rowe Price Associates, Inc. (“T. Rowe Price”) manages the investment of the assets of MML Blue Chip Growth and MML Equity Income and a portion of MML Mid Cap Growth; and Wellington Management Company LLP (“Wellington Management”) manages the investment of the assets of MML Focused Equity and MML Small Cap Growth Equity and a portion of MML Mid Cap Growth. MML Advisers, AllianceBernstein, American Century, Barrow Hanley, Boston Partners, Gateway, Harris, Invesco, Loomis Sayles, MFS, MetWest, NTI, TSW, T. Rowe Price, and Wellington Management are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers.
Effective November 1, 2021, the following information replaces similar information found beginning on page B-55 under the heading Unaffiliated Subadvisers in the section titled Investment Advisory and Other Service Agreements:
American Century
MML Advisers has entered into Subadvisory Agreements with American Century pursuant to which American Century serves as a subadviser for MML Mid Cap Value and MML Small Company Value. These agreements provide that American Century manage the investment and reinvestment of the assets of the Funds. American Century is located at 4500 Main Street, Kansas City, Missouri 64111. American Century is wholly-owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is a part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments, and prevention of disease.

American Century also provides subadvisory services for the MassMutual Mid Cap Value Fund and MassMutual Small Company Value Fund, each of which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Harris
MML Advisers has entered into a Subadvisory Agreement with Harris pursuant to which Harris serves as a subadviser for MML International Equity. This agreement provides that Harris manage the investment and reinvestment of a portion of the assets of the Fund. Harris is located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606. Harris is a limited partnership managed by its general partner, Harris Associates, Inc. (“HAI”). Harris and HAI are wholly-owned subsidiaries of Natixis Investment Managers, LLC, which is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.
Harris also provides subadvisory services for the MassMutual Overseas Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
MFS
MML Advisers has entered into Subadvisory Agreements with MFS pursuant to which MFS serves a subadviser for MML Global, MML Growth & Income, and MML International Equity. These agreements provide that MFS manage the investment and reinvestment of all or a portion of the assets of the Funds, as applicable. MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).
MFS also provides subadvisory services for the MassMutual Overseas Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
T. Rowe Price
MML Advisers has entered into Subadvisory Agreements with T. Rowe Price pursuant to which T. Rowe Price serves as a subadviser for MML Blue Chip Growth, MML Equity Income, and MML Mid Cap Growth. These agreements provide that T. Rowe Price manage the investment and reinvestment of all or a portion of the assets of the Funds, as applicable. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price also provides subadvisory services for the MassMutual Diversified Value Fund, MassMutual Equity Opportunities Fund, MassMutual Blue Chip Growth Fund, MassMutual Mid Cap Growth Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual

Select T. Rowe Price U.S. Treasury Long-Term Index Fund, each of which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser and for the MML Equity Fund which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Effective November 1, 2021, the following information supplements the information for American Century found in the section titled Appendix C — Additional Portfolio Manager Information on page B-205:
The portfolio managers of MML Small Company Value are Ryan Cope and Jeff John.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Ryan Cope
Registered investment companies**	6	$6,290,400,402	0	$0
Other pooled investment vehicles	1	$483,011,771	0	$0
Other accounts	7	$465,311,360	0	$0
Jeff John
Registered investment companies**	6	$6,290,400,402	0	$0
Other pooled investment vehicles	1	$483,011,771	0	$0
Other accounts	7	$465,311,360	0	$0

*
The information provided is as of September 30, 2021.

**
Does not include MML Small Company Value.

Ownership of Securities:
As of September 30, 2021, the portfolio managers did not own any shares of MML Small Company Value.
Effective November 1, 2021, the following information replaces similar information for American Century found under the heading Compensation in the section titled Appendix C — Additional Portfolio Manager Information beginning on page B-206:
Compensation:
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of September 30, 2021, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is mutual fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks (the Russell Midcap® Value Index is used for purposes of MML Mid Cap Value and the Russell 2000® Value Index is used for purposes of MML Small Company

Value) and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for MML Mid Cap Value and MML Small Company Value. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). Performance of MML Mid Cap Value and MML Small Company Value are not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of all American Century products managed according to a particular investment style, such as global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The composite for certain portfolio managers may include multiple disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios. The American Century ETFs are not included in a product group composite.
Portfolio managers’ bonuses may also be tied to management of ETFs, profitability, or individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. (“ACC”). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
Effective November 1, 2021, the following information supplements the information for MFS found in the section titled Appendix C — Additional Portfolio Manager Information beginning on page B-224:
The portfolio managers of MML International Equity are Filipe Benzinho and Daniel Ling.

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Filipe Benzinho
Registered investment companies**	7	$15.0 billion	0	$0
Other pooled investment vehicles	6	$4.0 billion	0	$0
Other accounts	30	$7.0 billion	0	$0
Daniel Ling
Registered investment companies**	7	$15.0 billion	0	$0
Other pooled investment vehicles	6	$4.0 billion	0	$0
Other accounts	30	$7.0 billion	0	$0

*
The information provided is as of September 30, 2021.

**
Does not include MML International Equity.

Ownership of Securities:
As of September 30, 2021, the portfolio managers did not own any shares of MML International Equity.
Effective November 1, 2021, the following information replaces similar information for MFS found under the heading Compensation in the section titled Appendix C — Additional Portfolio Manager Information beginning on page B-225:
Compensation:
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:
•
Base Salary — Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•
Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to each portfolio manager except Mr. Maloney and Ms. O’Neill Mackey, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indexes (“benchmarks”). As of December 31, 2020, the following benchmarks were used to measure the following portfolio managers’ performance for MML Global, MML Growth & Income, and MML International Equity:
Portfolio Manager	Benchmark(s)
Ryan McAllister	MSCI World Index (gross div)
Roger Morley	MSCI World Index (gross div)
Jude Jason(1)	Standard & Poor’s 500 Stock Index
Filipe Benzinho(2)	MSCI EAFE Index (net div)
Daniel Ling(2)	MSCI EAFE Index (net div)

(1)
Information is as of June 30, 2021.

(2)
Information is as of November 1, 2021.

Benchmarks may include versions and components of indexes, custom indexes, and linked indexes that combine performance of different indexes for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
With respect to Mr. Maloney, his compensation reflects his broader role within MFS as Chief Investment Officer of MFS in addition to being a portfolio manager. The Chief Executive Officer of MFS determines and recommends the amount of his compensation to the Sun Life Management Resources Committee of the Board of Directors of Sun Life Financial, Inc. (the ultimate parent company of MFS). His performance bonus is based on a combination of quantitative and qualitative factors. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Executive Officer which takes into account his broad leadership responsibilities. In addition, Mr. Maloney participates in a mandatory deferred compensation program whereby a portion of his performance bonus is deferred and awarded in the form of restricted stock units.
With respect to Ms. O’Neill Mackey, her compensation reflects her broader role within MFS as Co-Chief Investment Officer-Equity-Americas in addition to being a portfolio manager. Her performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chief Investment Officer which takes into account her broad leadership responsibilities. This performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan — Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
Effective November 1, 2021, the information for T. Rowe Price referencing the MML Small Company Value Fund found on page B-237 in the section titled Appendix C — Additional Portfolio Manager Information is hereby removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI-L7352-21-02